Accrued Expenses and Other Liabilities	12 Months Ended
Dec. 31, 2022
Accrued Expenses and Other Liabilities [Abstract]
ACCRUED EXPENSES AND OTHER LIABILITIES

12. ACCRUED EXPENSES AND OTHER LIABILITIES

Accrued expenses and other liabilities consisted of the following:

	As of December 31,
	2022	2021
Accrued expense (i)	$18,639,422	$7,710,337
Individual income tax payable (ii)	5,114,793	517,713
Payroll payable	9,184,865	18,363,373
Borrowing from a third party	489,796	235,383
Unpaid investment (iii)	-	1,510,455
Others	78,905	9,981
Total	$33,507,781	$28,347,242

(i)	As of December 31, 2022, accrued expenses mainly consisted of unpaid offering cost of $12.2 million and other accrued expenses.

(ii)	As of December 31, 2022, the Group settled the payroll payable accumulated from 2019 to 2022 which resulted in an increase in individual income tax payable.

(iii)

In 2016, Tianqi Group entered into an investment agreement with shareholders of Shanghai Chengshi Automobile Service Co., LTD (“Shanghai Chengshi”) to obtain 100% equity interest of Shanghai Chengshi with a total consideration of $1.4 million (RMB9 million). Pursuant to the agreement, Tianqi Group should (a)pay $0.2 million (RMB1 million) on the signing date of the agreement, (b)pay $1.2 million (RMB8 million) in six months after the completion of the alteration with the administrative department for industry and commerce in accordance with law within three working days.

Tianqi Group paid the first installment of $0.2 million to the shareholders of Shanghai Chengshi in 2016. Due to development strategic adjustment, Tianqi Group decided to terminate the investment. In 2018, the shareholders of Shanghai Chengshi sued Tianqi Group for the unpaid investment consideration of $1.2 million. According to the court verdict, Tianqi Group should pay the investment consideration of $1.2 million and accrued interest at the loan prime rate of People’s Bank of China. In 2022, the Group negotiated with the shareholders of Chengshi, the settlement amount was agreed as $1.2 million.

As of December 31, 2022, the Group repaid $1.2 million in full.

Employee lawsuits

As of December 31, 2021, there was a total of 109 employees, who filed lawsuits against the Group, among whom, 106 have formally terminated the employment relationship with the Group.

The balances of payroll as of December 31, 2021 that were associated with these lawsuits were $4.0 million. In determining these balances, the Group has taken into consideration of the combination of factors including but not limited to the date of these employee formal resignation, the status and balance of verdicts that have been reached as of December 31, 2021, as well as the status of settlement agreements that these employees have signed in 2022.

As of December 31, 2022, the balances of payroll associated with these lawsuits were $117,409 due to bank restriction, which was paid in 2023.

Other business lawsuits

Other than discussed in Note 9 Accounts payable, as of December 31, 2021, there were 29 third parties who filed lawsuits against the Group, and the balance of loans from a third party, accrued expenses and other current liabilities associated with these lawsuits were $11.7 million.

The balance recognized in accrued expenses and other current liabilities associated with lawsuits consisted of the unpaid claim amount and accrued interests, which were determined by the court verdicts.

As of December 31, 2022, except for the undue loans from Yizhong, the Group settled these payments in full.